UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                  ___________________________________

                                FORM 8-K

                             CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):

                           January 10, 2008


                    HARRIS & HARRIS GROUP, INC.
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      (Exact Name of Registrant as Specified in its Charter)



	New York	      0-11576			13-3119827
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(State or Other  	    (Commission         	(IRS Employer
Jurisdiction of             File Number)           Identification No.)
Incorporation)


                        111 West 57th Street
	             New York, New York  10019
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     (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code: (212) 582-0900
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Item 5.02.  Departure of Directors or Certain Officers; Election of
            Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


     On January 10, 2008, the Company's Compensation Committee awarded Michael A. Janse, a Managing Director and an Executive Vice President, $30,000 as part of his 2007 moving expense, to compensate him for loss on the sale of his home in Chicago. Mr. Janse joined the Company on April 23, 2007, which required that he relocate to Palo Alto from Chicago.

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


                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	January 10, 2008	    HARRIS & HARRIS GROUP, INC.

				    By: /s/ Charles E. Harris
                                        ---------------------
				     	Charles E. Harris
					Chief Executive Officer




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